      POWER OF ATTORNEY

Know all by these presents, that the undersigned
hereby Constitutes and appoints Matthew McKay, the
undersigned's true and lawful attorney-in-fact to:

1.  execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
LKQ Corporation (the Company), Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

2.  do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and
timely file such form with the United States
Securities and Exchange Commission and any stock
exchange or similar authority; and

3.  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in
the best interest of, or legally required by,
the undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney
shall be in such form and shall contain such terms
and conditions as such attorney-in-fact may approve
in such attorney-in-fact's discretion.

The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted,
as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power
of substitution or revocation, hereby ratifying
and confirming all that such attorneys-in-fact, or such
attorneys-in fact substitute or substitutes, shall
lawfully do or cause to be done by virtue of this
power of attorney and the rights and powers herein
granted.  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity
at the request of the undersigned, are not assuming,
nor is the Company assuming, any of the undersigned's
Responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934. This Power of Attorney
shall remain in full force and effect until the
undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by
the Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed
as of this 18th day of June, 2021.

Signature: /s/ Guhan Subramanian
Print Name: Guhan Subramanian